UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C.  20549



                                     FORM 8-K




                                  CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) November 11, 1993






          NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
             NAVISTAR FINANCIAL 1993-A OWNER TRUST, NAVISTAR FINANCIAL
           1994-A OWNER TRUST AND NAVISTAR FINANCIAL 1994-B OWNER TRUST
            (Exact name of Registrant as specified in its charter)




                                    Delaware
                  (State or other jurisdiction of incorporation)




       1-4146-1                                         51-0337491
(Commission File Number)                  (I.R.S. Employer Identification No.)




2850 West Golf Road Rolling Meadows, Illinois                         60008
  (Address of principal executive offices)                          (Zip Code)





          Registrant's telephone number including area code 708-734-4275

                     INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


         On October 31, 1994, Registrant made available the Monthly Servicer Certificates for the Periods of November 1993 through October 1994 for the specified Owner Trusts, which are attached as Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits:

             See attached Exhibit Index.




                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                 NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of NAVISTAR FINANCIAL 1993-A OWNER TRUST, NAVISTAR FINANCIAL 1994-A OWNER TRUST AND NAVISTAR FINANCIAL 1994-B OWNER TRUST
                                           (Registrant)







Date  October 31, 1994         By:/s/  PHYLLIS E. COCHRAN
                                       Phyllis E. Cochran
                                       Controller

                                   EXHIBIT INDEX


Exhibit No.        Description

Navistar Financial 1993-A Owner Trust

   20.1            Monthly Servicer Certificate, dated November 11, 1993

   20.2            Monthly Servicer Certificate, dated December 7, 1993

   20.3            Monthly Servicer Certificate, dated January 7, 1994

   20.4            Monthly Servicer Certificate, dated February 9, 1994

   20.5            Monthly Servicer Certificate, dated March 9, 1994

   20.6            Monthly Servicer Certificate, dated April 11, 1994

   20.7            Monthly Servicer Certificate, dated May 6, 1994

   20.8            Monthly Servicer Certificate, dated June 6, 1994

   20.9            Monthly Servicer Certificate, dated July 8, 1994

   20.10           Monthly Servicer Certificate, dated August 9, 1994

   20.11           Monthly Servicer Certificate, dated September 9, 1994

   20.12           Monthly Servicer Certificate, dated October 10, 1994

Navistar Financial 1994-A Owner Trust

   20.13           Monthly Servicer Certificate, dated May 10, 1994

   20.14           Monthly Servicer Certificate, dated June 6, 1994

   20.15           Monthly Servicer Certificate, dated July 11, 1994

   20.16           Monthly Servicer Certificate, dated August 9, 1994

   20.17           Monthly Servicer Certificate, dated September 9, 1994

   20.18           Monthly Servicer Certificate, dated October 10, 1994

Navistar Financial 1994-B Owner Trust

   20.19           Monthly Servicer Certificate, dated August 9, 1994

   20.20           Monthly Servicer Certificate, dated September 9, 1994

   20.21           Monthly Servicer Certificate, dated October 10, 1994

                                                                  EXHIBIT 20.1
Navistar Financial 1993-A Owner Trust
                                                                  Page 1 of 3
For the Month of October 1993
Distribution Date of November 15, 1993
Servicer Certificate Dated November 11, 1993

Original Pool Amount                       $335,002,547.77

Beginning Pool Balance                     $335,002,547.77
Beginning Pool Factor                            1.0000000

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)      $16,194,151.36
  Interest Collected                         $2,825,623.42

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries                    $0.00
Total Additional Deposits                            $0.00

Repos/Chargeoffs                               $234,979.66
Aggregate Number of Notes Charged Off

Total Available Funds                       $19,019,774.78

Ending Pool Balance                        $318,573,416.75
Ending Pool Factor                               0.9509582

Servicing Fee                                  $279,168.79

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance                         $25,125,191.08
  Target Percentage                                  7.50%
  Target Balance                            $23,893,006.26
  Minimum Balance                            $6,700,050.96
  (Release)/Deposit                         $(1,232,184.82)
  Ending Balance                            $23,893,006.26

Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,601,338.00       1,231
    31-60 days                                   71,464.00          74
    60+ days                                      2,471.00           3

    Total                                     1,675,273.00       1,231

  Balances:
    60+ days                                     53,691.71           3

Navistar Financial 1993-A Owner Trust
                                                                  Page 2 of 3
For the Month of October 1993

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        3.475%        4.475%       4.800%

Beginning Pool Balance   $335,002,547.77
Ending Pool Balance      $318,573,416.75

Collected Principal       $16,194,151.36
Collected Interest         $2,825,623.42
Charge-Offs                  $234,979.66
Servicing                    $279,168.79

  Total Collections Available
    for Debt Service      $18,740,605.99

Beginning Balance        $335,002,547.77$127,300,000.00$195,976,000.00$11,726,547.77

Interest Due                 $230,150.45   $61,439.93   $121,804.33   $46,906.19
Interest Paid                $230,150.45   $61,439.93   $121,804.33   $46,906.19
Principal Due             $16,429,131.02$16,429,131.02        $0.00        $0.00
Principal Paid            $16,429,131.02$16,429,131.02        $0.00        $0.00
Turbo Principal            $2,081,324.52$2,081,324.52         $0.00        $0.00

Ending Balance           $316,492,092.23$108,789,544.46$195,976,000.00$11,726,547.77

Total Distributions       $18,740,605.99$18,571,895.47  $121,804.33   $46,906.19

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$25,125,191.08
(Release)/Draw            $(1,232,184.82)
Ending Reserve Account Balance$23,893,006.26

Navistar Financial 1993-A Owner Trust
                                                                  Page 3 of 3
For the Month of October 1993


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
              October 1993 November 1993 December 1993 January 1994 February 1994
Beg. Pool Balance$335,002.547.77   $0.00       $0.00       $0.00       $0.00

A)Loss Trigger:
Principal of Contracts
  Charged off    $234,979.66
Recoveries             $0.00


Total Charge off
  (Months 5,4,3) $234,979.66
Total Recoveries
  (Months 3,2,1)        0.00
Net Loss/(Recoveries)
  for 3 Mos.     $234,979.66(a)

Total Balance
  (Months 5,4,3)$335,002,547.77(b)

Loss Ratio (a/b)     0.0701%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days      $53,691.71       $0.00       $0.00
  As % of Beginning
    Pool Balance    0.01603%
  Three Month Average0.00534%

Trigger:
  Is Average> 2.0%        No



  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer

                                                                  EXHIBIT 20.2
Navistar Financial 1993-A Owner Trust
                                                                  Page 1 of 3
For the Month of November 1993
Distribution Date of December 15, 1993
Servicer Certificate Dated December 7, 1993

Original Pool Amount                       $335,002,547.77

Beginning Pool Balance                     $318,573,416.75
Beginning Pool Factor                            0.9509582

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)      $16,549,344.59
  Interest Collected                         $2,566,235.17

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries                    $0.00
Total Additional Deposits                            $0.00

Repos/Chargeoffs                                $65,664.18
Aggregate Number of Notes Charged Off                    5

Total Available Funds                       $19,115,579.76

Ending Pool Balance                        $301,958,407.98
Ending Pool Factor                               0.9013615

Servicing Fee                                  $265,477.85

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $23,952,434.90
  Target Percentage                                  7.50%
  Target Balance                            $22,646,880.60
  Minimum Balance                            $6,700,050.96
  (Release)/Deposit                         $(1,305,554.30)
  Ending Balance                            $22,646,880.60

Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,730,603.00       1,438
    31-60 days                                  225,808.00         164
    60+ days                                     12,624.00          14

    Total                                     1,969,035.00       1,438

  Balances:
    60+ days                                    291,646.29          14


Memo Item - Reserve Account

  Prior Month                               $23,893,006.26
  Invest. Income                                 59,428.64
    Beginning Balance                       $23,952,434.90

Navistar Financial 1993-A Owner Trust
                                                                  Page 2 of 3
For the Month of November 1993

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$335,002,547.77$127,300,000.00$195,976,000.00$11,726,547.77
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        3.475%        4.475%       4.800%

Beginning Pool Balance   $318,573,416.75
Ending Pool Balance      $301,958,407.98

Collected Principal       $16,549,344.59
Collected Interest         $2,566,235.17
Charge-Offs                   $65,664.18
Servicing                    $265,477.85

  Total Collections Available
    for Debt Service      $18,850,101.91

Beginning Balance        $316,492,092.23$108,789,544.46$195,976,000.00$11,726,547.77

Interest Due               $1,092,769.75  $315,036.39   $730,827.17   $46,906.19
Interest Paid              $1,092,769.75  $315,036.39   $730,827.17   $46,906.19
Principal Due             $16,615,008.77$16,615,008.77        $0.00        $0.00
Principal Paid            $16,615,008.77$16,615,008.77        $0.00        $0.00
Turbo Principal            $1,142,323.39$1,142,323.39         $0.00        $0.00

Ending Balance           $298,734,760.07$91,032,212.30$195,976,000.00$11,726,547.77
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.7150998609   1.000000000  1.000000000

Total Distributions       $18,850,101.91$18,072,368.55  $730,827.17   $46,906.19

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$23,952,434.90
(Release)/Draw            $(1,305,554.30)
Ending Reserve Account Balance$22,646,880.60

Memo Item - Advances:
 Servicer Advances - Current Month$438,030.37
 Total Outstanding Servicer Advances$2,536,719.49

Navistar Financial 1993-A Owner Trust
                                                                 Page 3 of 3
For the Month of November 1993


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
              October 1993 November 1993 December 1993 January 1994 February 1994
Beg. Pool Balance$335,002.547.77$318,573,416.75$0.00       $0.00       $0.00

A)Loss Trigger:
Principal of Contracts
  Charged off    $234,979.66  $65,664.18       $0.00       $0.00       $0.00
Recoveries             $0.00       $0.00       $0.00       $0.00       $0.00


Total Charge off
  (Months 5,4,3) $300,643.84
Total Recoveries
  (Months 3,2,1)        0.00
Net Loss/(Recoveries)
  for 3 Mos.     $300,643.84(a)

Total Balance
  (Months 5,4,3)$653,575,964.52(b)

Loss Ratio (a/b)     0.0460%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days      $53,691.71 $291,646.29       $0.00
  As % of Beginning
    Pool Balance    0.01603%    0.09155%
  Three Month Average0.00534%   0.03586%

Trigger:
  Is Average> 2.0%        No



  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                  EXHIBIT 20.3
Navistar Financial 1993-A Owner Trust
                                                                  Page 1 of 3
For the Month of December 1993
Distribution Date of January 18, 1994
Servicer Certificate Dated January 7, 1994

Original Pool Amount                       $335,002,547.77

Beginning Pool Balance                     $301,958,407.98
Beginning Pool Factor                            0.9013615

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)      $14,156,303.39
  Interest Collected                         $2,450,332.00

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries               $41,913.80
Total Additional Deposits                       $41,913.80

Repos/Chargeoffs                               $554,064.29
Aggregate Number of Notes Charged Off                   12

Total Available Funds                       $16,648,549.19

Ending Pool Balance                        $287,248,040.30
Ending Pool Factor                               0.8574503

Servicing Fee                                  $251,632.01

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $22,707,431.40
  Target Percentage                                  7.50%
  Target Balance                            $21,543,603.02
  Minimum Balance                            $6,700,050.96
  (Release)/Deposit                         $(1,163,828.38)
  Ending Balance                            $21,543,603.02

Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,670,495.00       1,325
    31-60 days                                  219,791.00         168
    60+ days                                     41,374.00          18

    Total                                     1,931,660.00       1,328

  Balances:
    60+ days                                    944,693.06          18


Memo Item - Reserve Account

  Prior Month                               $22,646,880.60
  Invest. Income                                 60,550.80
    Beginning Balance                       $22,707,431.40

Navistar Financial 1993-A Owner Trust
                                                                  Page 2 of 3
For the Month of December 1993

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$335,002,547.77$127,300,000.00$195,976,000.00$11,726,547.77
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        3.475%        4.475%       4.800%

Beginning Pool Balance   $301,958,407.98
Ending Pool Balance      $287,248,040.30

Collected Principal       $14,198,217.19
Collected Interest         $2,450,332.00
Charge-Offs                  $554,064.29
Servicing                    $251,632.01

  Total Collections Available
    for Debt Service      $16,396,917.18

Beginning Balance        $298,734,760.07$91,032,212.30$195,976,000.00$11,726,547.77

Interest Due               $1,041,347.47  $263,614.11   $730,827.17   $46,906.19
Interest Paid              $1,041,347.47  $263,614.11   $730,827.17   $46,906.19
Principal Due             $14,752,281.48$14,752,281.48        $0.00        $0.00
Principal Paid            $14,752,281.48$14,752,281.48        $0.00        $0.00
Turbo Principal              $603,288.23  $603,288.23         $0.00        $0.00

Ending Balance           $283,379,190.36$75,676,642.59$195,976,000.00$11,726,547.77
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.5944748043   1.000000000  1.000000000

Total Distributions       $16,396,917.18$15,619,183.82  $730,827.17   $46,906.19

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$22,707,431.40
(Release)/Draw            $(1,163,828.38)
Ending Reserve Account Balance$21,543,603.02

Memo Item - Advances:
 Servicer Advances - Current Month$88,885.72
 Total Outstanding Servicer Advances$2,625,605.21

Navistar Financial 1993-A Owner Trust
                                                                  Page 3 of 3
For the Month of December 1993


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
              October 1993 November 1993 December 1993 January 1994 February 1994
Beg. Pool Balance$335,002.547.77$318,573,416.75$298,734,760.07$0.00    $0.00

A)Loss Trigger:
Principal of Contracts
  Charged off    $234,979.66  $65,664.18 $554,064.29       $0.00       $0.00
Recoveries             $0.00       $0.00  $41,913.80       $0.00       $0.00


Total Charge off
  (Months 5,4,3) $854,708.13
Total Recoveries
  (Months 3,2,1)   41,913.80
Net Loss/(Recoveries)
  for 3 Mos.     $812,794.33(a)

Total Balance
  (Months 5,4,3)$952,310,724.59(b)

Loss Ratio (a/b)     0.0853%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days      $53,691.71 $291,646.29 $944,693.06
  As % of Beginning
    Pool Balance    0.01603%    0.09155%    0.31623%
  Three Month Average0.00534%   0.03586%    0.14127%

Trigger:
  Is Average> 2.0%        No



  Navistar Financial Corporation



by:/s/A. C. HILL
      A. C. Hill
      Vice President and Controller
                                                                  EXHIBIT 20.4
Navistar Financial 1993-A Owner Trust
                                                                  Page 1 of 3
For the Month of January 1994
Distribution Date of February 15, 1994
Servicer Certificate Dated February 9, 1994

Original Pool Amount                       $335,002,547.77

Beginning Pool Balance                     $287,248,040.30
Beginning Pool Factor                            0.8574503

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)      $10,928,248.56
  Interest Collected                         $2,281,433.58

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries               $97,738.98
Total Additional Deposits                       $97,738.98

Repos/Chargeoffs                               $401,834.11
Aggregate Number of Notes Charged Off                   23

Total Available Funds                       $13,307,421.12

Ending Pool Balance                        $275,917,957.63
Ending Pool Factor                               0.8236294

Servicing Fee                                  $239,373.37

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $21,592,995.62
  Target Percentage                                  7.50%
  Target Balance                            $20,693,846.82
  Minimum Balance                            $6,700,050.96
  (Release)/Deposit                           $(899,148.80)
  Ending Balance                            $20,693,846.82


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,731,536.00       1,448
    31-60 days                                  285,906.00         220
    60+ days                                     33,990.00          28

    Total                                     2,051,432.00       1,451

  Balances:
    60+ days                                    775,462.35          28


Memo Item - Reserve Account

  Prior Month                               $21,543,603.02
  Invest. Income                                 49,392.60
    Beginning Balance                       $21,592,995.62

Navistar Financial 1993-A Owner Trust
                                                                  Page 2 of 3
For the Month of January 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$335,002,547.77$127,300,000.00$195,976,000.00$11,726,547.77
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        3.475%        4.475%       4.800%

Beginning Pool Balance   $287,248,040.30
Ending Pool Balance      $275,917,957.63

Collected Principal       $11,025,987.54
Collected Interest         $2,281,433.58
Charge-Offs                  $401,834.11
Servicing                    $239,373.37

  Total Collections Available
    for Debt Service      $13,068,047.75

Beginning Balance        $283,379,190.36$75,676,642.59$195,976,000.00$11,726,547.77

Interest Due                 $996,880.30  $219,146.94   $730,827.17   $46,906.19
Interest Paid                $996,880.30  $219,146.94   $730,827.17   $46,906.19
Principal Due             $11,427,821.65$11,427,821.65        $0.00        $0.00
Principal Paid            $11,427,821.65$11,427,821.65        $0.00        $0.00
Turbo Principal              $643,345.80  $643,345.80         $0.00        $0.00

Ending Balance           $271,308,022.91$63,605,475.14$195,976,000.00$11,726,547.77
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.4996502367   1.000000000  1.000000000

Total Distributions       $13,068,047.75$12,290,314.39  $730,827.17   $46,906.19

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$21,592,995.62
(Release)/Draw              $(899,148.80)
Ending Reserve Account Balance$20,693,846.82

Memo Item - Advances:
 Servicer Advances - Current Month$398,213.25
 Total Outstanding Servicer Advances$3,023,818.46

Navistar Financial 1993-A Owner Trust
                                                                  Page 3 of 3
For the Month of January 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
              October 1993 November 1993 December 1993 January 1994 February 1994
Beg. Pool Balance$335,002.547.77$318,573,416.75$298,734,760.07$283,379,190.36$0.00

A)Loss Trigger:
Principal of Contracts
  Charged off    $234,979.66  $65,664.18 $554,064.29 $401,834.11       $0.00
Recoveries             $0.00       $0.00  $41,913.80  $97,738.98       $0.00


Total Charge off
  (Months 5,4,3) $854,708.13
Total Recoveries
  (Months 3,2,1)  139,652.78
Net Loss/(Recoveries)
  for 3 Mos.     $715,055.35(a)

Total Balance
  (Months 5,4,3)$952,310,724.59(b)

Loss Ratio (a/b)     0.0751%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                 $291,646.29 $944,693.06 $775,462.35
  As % of Beginning
    Pool Balance                0.09155%    0.31623%    0.27365%
  Three Month Average           0.03586%    0.14127%    0.22714%

Trigger:
  Is Average> 2.0%        No

  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer

                                                                  EXHIBIT 20.5
Navistar Financial 1993-A Owner Trust
                                                                  Page 1 of 3
For the Month of February 1994
Distribution Date of March 15, 1994
Servicer Certificate Dated March 9, 1994

Original Pool Amount                       $335,002,547.77

Beginning Pool Balance                     $275,917,957.63
Beginning Pool Factor                            0.8236294

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)      $10,971,727.27
  Interest Collected                         $2,189,015.49

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries              $248,172.08
Total Additional Deposits                      $248,172.08

Repos/Chargeoffs                               $140,503.02
Aggregate Number of Notes Charged Off                   20

Total Available Funds                       $13,408,914.84

Ending Pool Balance                        $264,805,727.34
Ending Pool Factor                               0.7904588

Servicing Fee                                  $229,931.63

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $20,746,748.86
  Target Percentage                                  7.50%
  Target Balance                            $19,860,429.55
  Minimum Balance                            $6,700,050.96
  (Release)/Deposit                           $(886,319.31)
  Ending Balance                            $19,860,429.55


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                2,159,085.00       1,863
    31-60 days                                  238,452.00         196
    60+ days                                     65,526.00          29

    Total                                     2,463,063.00       1,865

  Balances:
    60+ days                                  1,137,112.14          29


Memo Item - Reserve Account

  Prior Month                               $20,693,846.82
  Invest. Income                                 52,902.04
    Beginning Balance                       $20,746,748.86

Navistar Financial 1993-A Owner Trust
                                                                  Page 2 of 3
For the Month of February 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$335,002,547.77$127,300,000.00$195,976,000.00$11,726,547.77
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        3.475%        4.475%       4.800%

Beginning Pool Balance   $275,917,957.63
Ending Pool Balance      $264,805,727.34

Collected Principal       $11,219,899.35
Collected Interest         $2,189,015.49
Charge-Offs                  $140,503.02
Servicing                    $229,931.63

  Total Collections Available
    for Debt Service      $13,178,983.21

Beginning Balance        $271,308,022.91$63,605,475.14$195,976,000.00$11,726,547.77

Interest Due                 $961,924.22  $184,190.86   $730,827.17   $46,906.19
Interest Paid                $961,924.22  $184,190.86   $730,827.17   $46,906.19
Principal Due             $11,360,402.37$11,360,402.37        $0.00        $0.00
Principal Paid            $11,360,402.37$11,360,402.37        $0.00        $0.00
Turbo Principal              $856,656.62  $856,656.62         $0.00        $0.00

Ending Balance           $259,090,963.92$51,388,416.15$195,976,000.00$11,726,547.77
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.4036796241   1.000000000  1.000000000

Total Distributions       $13,178,983.21$12,401,249.85  $730,827.17   $46,906.19

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$20,746,748.86
(Release)/Draw              $(886,319.31)
Ending Reserve Account Balance$19,860,429.55

Memo Item - Advances:
 Servicer Advances - Current Month$544,037.28
 Total Outstanding Servicer Advances$3,567,855.74

Navistar Financial 1993-A Owner Trust
                                                                       Page 3 of 3
For the Month of February 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
              October 1993 November 1993 December 1993 January 1994 February 1994

Beg. Pool Balance$335,002.547.77$318,573,416.75$298,734,760.07$283,379,190.36$275,917,957.63

A)Loss Trigger:
Principal of Contracts
  Charged off    $234,979.66  $65,664.18 $554,064.29 $401,834.11 $140,503.02
Recoveries             $0.00       $0.00  $41,913.80  $97,738.98 $248,172.08


Total Charge off
  (Months 5,4,3) $854,708.13
Total Recoveries
  (Months 3,2,1)  387,824.86
Net Loss/(Recoveries)
  for 3 Mos.     $466,883.27(a)

Total Balance
  (Months 5,4,3)$952,310,724.59(b)

Loss Ratio [(a/b)(12)]0.5883%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                             $944,693.06 $775,462.35$1,137,112.14
  As % of Beginning
    Pool Balance                            0.31623%    0.27365%    0.41212%
  Three Month Average                       0.14127%    0.22714%    0.33400%

Trigger:
  Is Average> 2.0%        No



  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                  EXHIBIT 20.6
Navistar Financial 1993-A Owner Trust
                                                                  Page 1 of 3
For the Month of March 1994
Distribution Date of April 15, 1994
Servicer Certificate Dated April 11, 1994

Original Pool Amount                       $335,002,547.77

Beginning Pool Balance                     $264,805,727.34
Beginning Pool Factor                            0.7904588

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)      $13,314,308.78
  Interest Collected                         $2,188,931.34

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries              $241,803.22
Total Additional Deposits                      $241,803.22

Repos/Chargeoffs                               $182,498.85
Aggregate Number of Notes Charged Off                   20

Total Available Funds                       $14,983,830.65

Ending Pool Balance                        $252,070,132.40
Ending Pool Factor                               0.7524424

Servicing Fee                                  $220,671.44

Repayment of Servicer Advances                 $761,212.69

Reserve Account:
  Beginning Balance (see Memo Item)         $19,918,856.94
  Target Percentage                                  7.50%
  Target Balance                            $18,905,259.93
  Minimum Balance                            $6,700,050.96
  (Release)/Deposit                         $(1,013,597.01)
  Ending Balance                            $18,905,259.93


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,528,270.00       1,282
    31-60 days                                  209,634.00         175
    60+ days                                     76,804.00          28

    Total                                     1,814,708.00       1,285

  Balances:
    60+ days                                  1,124,595.14          28


Memo Item - Reserve Account

  Prior Month                               $19,860,429.55
  Invest. Income                                 58,427.39
    Beginning Balance                       $19,918,856.94

Navistar Financial 1993-A Owner Trust
                                                                  Page 2 of 3
For the Month of March 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$335,002,547.77$127,300,000.00$195,976,000.00$11,726,547.77
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        3.475%        4.475%       4.800%

Beginning Pool Balance   $264,805,727.34
Ending Pool Balance      $252,070,132.40

Collected Principal       $12,794,899.31
Collected Interest         $2,188,931.34
Charge-Offs                  $182,498.85
Servicing                    $220.671.44

  Total Collections Available
    for Debt Service      $14,763,159.21

Beginning Balance        $259,090,963.92$51,388,416.15$195,976,000.00$11,726,547.77

Interest Due                 $926,545.65  $148,812.29   $730,827.17   $46,906.19
Interest Paid                $926,545.65  $148,812.29   $730,827.17   $46,906.19
Principal Due             $12,977,398.16$12,977,398.16        $0.00        $0.00
Principal Paid            $12,977,398.16$12,977,398.16        $0.00        $0.00
Turbo Principal              $859,215.40  $859,215.40         $0.00        $0.00

Ending Balance           $245,254,350.36$37,551,802.59$195,976,000.00$11,726,547.77
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.2949866661   1.000000000  1.000000000

Total Distributions       $14,763,159.21$13,985,425.85  $730,827.17   $46,906.19

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$19,918,856.94
(Release)/Draw            $(1,013,597.01)
Ending Reserve Account Balance$18,905,259.93

Memo Item - Advances:
 Servicer Advances - Current Month$(761,212.69)
 Total Outstanding Servicer Advanc$2,806,643.05

Navistar Financial 1993-A Owner Trust
                                                                  Page 3 of 3
For the Month of March 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
              November 1993 December 1993 January 1994 February 1994  March 1994
Beg. Pool Balance$318,573,416.75$298,734,760.07$283,379,190.36$275,917,957.63$264,805,727.34

A)Loss Trigger:
Principal of Contracts
  Charged off     $65,664.18 $554,064.29 $401,834.11 $140,503.02 $182,498.85
Recoveries             $0.00  $41,913.80  $97,738.98 $248,172.08 $241,803.22


Total Charge off
  (Months 5,4,3)$1,021,562.58
Total Recoveries
  (Months 3,2,1)  587,714.28
Net Loss/(Recoveries)
  for 3 Mos.     $433,848.30(a)

Total Balance
  (Months 5,4,3)$900,687,367.18(b)

Loss Ratio [(a/b)(12)]0.5780%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                             $775,462.35$1,137,112.14$1,124,595.14
  As % of Beginning
    Pool Balance                            0.27365%    0.41212%    0.42469%
  Three Month Average                       0.22714%    0.33400%    0.37015%

Trigger:
  Is Average> 2.0%        No


  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                  EXHIBIT 20.7
Navistar Financial 1993-A Owner Trust
                                                                  Page 1 of 3
For the Month of April 1994
Distribution Date of May 16, 1994
Servicer Certificate Dated May 6, 1994

Original Pool Amount                       $335,002,547.77

Beginning Pool Balance                     $252,070,132.40
Beginning Pool Factor                            0.7524424

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)      $10,686,420.41
  Interest Collected                         $2,026,130.84

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries              $281,229.32
Total Additional Deposits                      $281,229.32

Repos/Chargeoffs                               $442,856.93
Aggregate Number of Notes Charged Off                   35

Total Available Funds                       $12,993,780.57

Ending Pool Balance                        $240,940,855.06
Ending Pool Factor                               0.7192210

Servicing Fee                                  $210,058.44

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $18,957,307.55
  Target Percentage                                  7.50%
  Target Balance                            $18,070,564.13
  Minimum Balance                            $6,700,050.96
  (Release)/Deposit                           $(886,743.42)
  Ending Balance                            $18,070,564.13


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,641,738.00       1,358
    31-60 days                                  213,656.00         182
    60+ days                                     84,390.00          36

    Total                                     1,939,784.00       1,359

  Balances:
    60+ days                                  1,044,306.85          36


Memo Item - Reserve Account

  Prior Month                               $18,905,259.93
  Invest. Income                                 52,047.62
    Beginning Balance                       $18,957,307.55

Navistar Financial 1993-A Owner Trust
                                                                  Page 2 of 3
For the Month of April 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$335,002,547.77$127,300,000.00$195,976,000.00$11,726,547.77
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        3.475%        4.475%       4.800%

Beginning Pool Balance   $252,070,132.40
Ending Pool Balance      $240,940,855.06

Collected Principal       $10,967,649.73
Collected Interest         $2,026,130.84
Charge-Offs                  $442,856.93
Servicing                    $210,058.44

  Total Collections Available
    for Debt Service      $12,783,722.13

Beginning Balance        $245,254,350.36$37,551,802.59$195,976,000.00$11,726,547.77

Interest Due                 $886,477.12  $108,743.76   $730,827.17   $46,906.19
Interest Paid                $886,477.12  $108,743.76   $730,827.17   $46,906.19
Principal Due             $11,410,506.66$11,410.506.66        $0.00        $0.00
Principal Paid            $11,410,506.66$11,410,506.66        $0.00        $0.00
Turbo Principal              $486,738.35  $486,738.35         $0.00        $0.00

Ending Balance           $233,357,105.35$25,654,557.58$195,976,000.00$11,726,547.77
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.2015283392   1.000000000  1.000000000

Total Distributions       $12,783,722.13$12,005,988.77  $730,827.17   $46,906.19

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$18,957,307.55
(Release)/Draw              $(886,743.42)
Ending Reserve Account Balance$18,070,564.13

Memo Item - Advances:
 Servicer Advances - Current Month$308,690.62
 Total Outstanding Servicer Advances$3,115,333.67

Navistar Financial 1993-A Owner Trust
                                                                  Page 3 of 3
For the Month of April 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
              December 1993 January 1994 February 1994  March 1994  April 1994
Beg. Pool Balance$298,734,760.07$283,379,190.36$275,917,957.63$264,805,727.34$252,070,132.40

A)Loss Trigger:
Principal of Contracts
  Charged off    $554,064.29 $401,834.11 $140,503.02 $182,498.85 $442,856.93
Recoveries        $41,913.80  $97,738.98 $248,172.08 $241,803.22 $281,229.32


Total Charge off
  (Months 5,4,3)$1,096,401.42
Total Recoveries
  (Months 3,2,1)  771,204.62
Net Loss/(Recoveries)
  for 3 Mos.     $325,196.80(a)

Total Balance
  (Months 5,4,3)$858,031,908.06(b)

Loss Ratio [(a/b)(12)]0.4548%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                           $1,137,112.14$1,124,595.14$1,044,306.85
  As % of Beginning
    Pool Balance                            0.41212%    0.42469%    0.41429%
  Three Month Average                       0.33400%    0.37015%    0.41703%

Trigger:
  Is Average> 2.0%        No


  Navistar Financial Corporation



by:/s/A. C. HILL
      A. C. Hill
      Vice President and Controller
                                                                  EXHIBIT 20.8
Navistar Financial 1993-A Owner Trust
                                                                  Page 1 of 3
For the Month of May 1994
Distribution Date of June 15, 1994
Servicer Certificate Dated June 6, 1994

Original Pool Amount                       $335,002,547.77

Beginning Pool Balance                     $240,940,855.06
Beginning Pool Factor                            0.7192210

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)      $11,502,540.08
  Interest Collected                         $1,914,639.60

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries              $289,693.33
Total Additional Deposits                      $289,693.33

Repos/Chargeoffs                               $441,077.70
Aggregate Number of Notes Charged Off                   39

Total Available Funds                       $13,643,813.01

Ending Pool Balance                        $229,060,297.28
Ending Pool Factor                               0.6837569

Servicing Fee                                  $200,784.05

Repayment of Servicer Advances                  $63,060.00

Reserve Account:
  Beginning Balance (see Memo Item)         $18,139,572.97
  Target Percentage                                  7.50%
  Target Balance                            $17,179,522.30
  Minimum Balance                            $6,700,050.96
  (Release)/Deposit                           $(960,050.67)
  Ending Balance                            $17,179,522.30


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,557,186.00       1,255
    31-60 days                                  203,388.00         187
    60+ days                                     89,892.00          35

    Total                                     1,850,466.00       1,255

  Balances:
    60+ days                                  1,118,483.23          35


Memo Item - Reserve Account

  Prior Month                               $18,070,564.13
  Invest. Income                                 69,008.84
    Beginning Balance                       $18,139,572.97

Navistar Financial 1993-A Owner Trust
                                                                  Page 2 of 3
For the Month of May 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$335,002,547.77$127,300,000.00$195,976,000.00$11,726,547.77
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        3.475%        4.475%       4.800%

Beginning Pool Balance   $240,940,855.06
Ending Pool Balance      $229,060,297.28

Collected Principal       $11,729,173.41
Collected Interest         $1,914,639.60
Charge-Offs                  $441,077.70
Servicing                    $200,784.05

  Total Collections Available
    for Debt Service      $13,443,028.96

Beginning Balance        $233,357,105.35$25,654,557.58$195,976,000.00$11,726,547.77

Interest Due                 $852,024.68   $74,291.32   $730,827.17   $46,906.19
Interest Paid                $852,024.68   $74,291.32   $730,827.17   $46,906.19
Principal Due             $12,170,251.11$12,170,251.11        $0.00        $0.00
Principal Paid            $12,170,251.11$12,170,251.11        $0.00        $0.00
Turbo Principal              $420,753.17  $420,753.17         $0.00        $0.00

Ending Balance           $220,766,101.07$13,063,553.30$195,976,000.00$11,726,547.77
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.1026202144   1.000000000  1.000000000

Total Distributions       $13,443,028.96$12,665,295.60  $730,827.17   $46,906.19

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$18,139,572.97
(Release)/Draw              $(960,050.67)
Ending Reserve Account Balae$17,179,522.30

Memo Item - Advances:
 Servicer Advances - Current Month$(63,060.00)
 Total Outstanding Servicer Advances$3,052,273.67

Navistar Financial 1993-A Owner Trust
                                                                  Page 3 of 3
For the Month of May 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
               January 1994 February 1994  March 1994  April 1994   May 1994
Beg. Pool Balance$283,379,190.36$275,917,957.63$264,805,727.34$252,070,132.40$240,940,855.06

A)Loss Trigger:
Principal of Contracts
  Charged off    $401,834.11 $140,503.02 $182,498.85 $442,856.93 $441,077.70
Recoveries        $97,738.98 $248,172.08 $241,803.22 $281,229.32 $289,693.33


Total Charge off
  (Months 5,4,3) $724,835.98
Total Recoveries
  (Months 3,2,1)  812,725.87
Net Loss/(Recoveries)
  for 3 Mos.     $(87,889.89)(a)

Total Balance
  (Months 5,4,3)$824,102,875.33(b)

Loss Ratio [(a/b)(12)](0.1280)%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                           $1,124,595.14$1,044,306.85$1,118,483.23
  As % of Beginning
    Pool Balance                            0.42469%    0.41429%    0.46421%
  Three Month Average                       0.37015%    0.41703%    0.43440%

Trigger:
  Is Average> 2.0%        No


  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                  EXHIBIT 20.9
Navistar Financial 1993-A Owner Trust
                                                                  Page 1 of 3
For the Month of June 1994
Distribution Date of July 15, 1994
Servicer Certificate Dated July 8, 1994

Original Pool Amount                       $335,002,547.77

Beginning Pool Balance                     $229,060,297.28
Beginning Pool Factor                            0.6837569

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)      $10,801,298.73
  Interest Collected                         $1,851,769.03

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries              $510,568.46
Total Additional Deposits                      $510,568.46

Repos/Chargeoffs                               $410,903.84
Aggregate Number of Notes Charged Off                   32

Total Available Funds                       $13,152,830.11

Ending Pool Balance                        $217,858,900.82
Ending Pool Factor                               0.6503201

Servicing Fee                                  $190,883.58

Repayment of Servicer Advances                  $10,806.11

Reserve Account:
  Beginning Balance (see Memo Item)         $17,238,259.89
  Target Percentage                                  7.50%
  Target Balance                            $16,339,417.56
  Minimum Balance                            $6,700,050.96
  (Release)/Deposit                           $(898,842.32)
  Ending Balance                            $16,339,417.56


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,531,065.00       1,241
    31-60 days                                  201,099.00         173
    60+ days                                     96,792.00          31

    Total                                     1,828,956.00       1,243

  Balances:
    60+ days                                    953,727.89          31


Memo Item - Reserve Account

  Prior Month                               $17,179,522.30
  Invest. Income                                 58,737.59
    Beginning Balance                       $17,238,259.89

Navistar Financial 1993-A Owner Trust
                                                                  Page 2 of 3
For the Month of June 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$335,002,547.77$127,300,000.00$195,976,000.00$11,726,547.77
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        3.475%        4.475%       4.800%

Beginning Pool Balance   $229,060,297.28
Ending Pool Balance      $217,858,900.82

Collected Principal       $11,301,061.08
Collected Interest         $1,851,769.03
Charge-Offs                  $410,903.84
Servicing                    $190,883.58

  Total Collections Available
    for Debt Service      $12,961,946.53

Beginning Balance        $220,766,101.07$13,063,553.30$195,976,000.00$11,726,547.77

Interest Due                 $815,563.23   $37,829.87   $730,827.17   $46,906.19
Interest Paid                $815,563.23   $37,829.87   $730,827.17   $46,906.19
Principal Due             $11,711,964.92$11,711,964.92        $0.00        $0.00
Principal Paid            $11,711,964.92$11,711,964.92        $0.00        $0.00
Turbo Principal              $434,418.38  $434,418.38         $0.00        $0.00

Ending Balance           $208,619,717.77  $917,170.00$195,976,000.00$11,726,547.77
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.0072047918   1.000000000  1.000000000

Total Distributions       $12,961,946.53$12,184,213.17  $730,827.17   $46,906.19

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account B17a238$17,238,259.89
(Release)/Draw              $(898,842.32)
Ending Reserve Account Balance$16,339,417.56

Memo Item - Advances:
 Servicer Advances - Current Month$(10,806.11)
 Total Outstanding Servicer Advances$3,041,467.56

Navistar Financial 1993-A Owner Trust
                                                                  Page 3 of 3
For the Month of June 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
              February 1994   March 1994   April 1994    May 1994    June 1994
Beg. Pool Balance$275,917,957.63$264,805,727.34$252,070,132.40$240,940,855.06$229,060,297.28

A)Loss Trigger:
Principal of Contracts
  Charged off    $140,503.02 $182,498.85 $442,856.93 $441,077.70 $410,903.84
Recoveries       $248,172.08 $241,803.22 $281,229.32 $289,693.33 $510,568.46


Total Charge off
  (Months 5,4,3)$  765,858.80
Total Recoveries
  (Months 3,2,1) 1,081,491.11
Net Loss/(Recoveries)
  for 3 Mos.   $ (315,632.31)(a)

Total Balance
  (Months 5,4,3)$792,793,817.37(b)

Loss Ratio [(a/b)(12)](0.4778)%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                           $1,044,306.85$1,118,483.23$953,727.89
  As % of Beginning
    Pool Balance                            0.41429%    0.46421%    0.41637%
  Three Month Average                       0.41703%    0.43440%    0.43162%

Trigger:
  Is Average> 2.0%        No


  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                  EXHIBIT 20.10
Navistar Financial 1993-A Owner Trust
                                                                  Page 1 of 3
For the Month of July 1994
Distribution Date of August 15, 1994
Servicer Certificate Dated August 9, 1994

Original Pool Amount                       $335,002,547.77

Beginning Pool Balance                     $217,858,900.82
Beginning Pool Factor                            0.6503201

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $9,385,870.63
  Interest Collected                         $1,735,811.95

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries              $511,662.50
Total Additional Deposits                      $511,662.50

Repos/Chargeoffs                               $231,352.45
Aggregate Number of Notes Charged Off                   27

Total Available Funds                       $11,633,345.08

Ending Pool Balance                        $208,241,677.74
Ending Pool Factor                               0.6216122

Servicing Fee                                  $181,549.08

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $16,393,606.15
  Target Percentage                                  7.50%
  Target Balance                            $15,618,125.83
  Minimum Balance                            $6,700,050.96
  (Release)/Deposit                           $(775,480.32)
  Ending Balance                            $15,618,125.83


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,449,668.00       1,193
    31-60 days                                  270,691.00         236
    60+ days                                    102,078.00          34

    Total                                     1,822,437.00       1,198

  Balances:
    60+ days                                    949,378.27          34


Memo Item - Reserve Account

  Prior Month                               $16,339,417.56
  Invest. Income                                 54,188.59
    Beginning Balance                       $16,393,606.15

Navistar Financial 1993-A Owner Trust
                                                                  Page 2 of 3
For the Month of July 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$335,002,547.77$127,300,000.00$195,976,000.00$11,726,547.77
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        3.475%        4.475%       4.800%

Beginning Pool Balance   $217,858,900.82
Ending Pool Balance      $208,241,677.74

Collected Principal        $9,897,533.13
Collected Interest         $1,735,811.95
Charge-Offs                  $231,352.45
Servicing                    $181,549.08

  Total Collections Available
    for Debt Service      $11,451,796.00

Beginning Balance        $208,619,717.77  $917,170.00$195,976,000.00$11,726,547.77

Interest Due                 $780,389.33    $2,655.97   $730,827.17   $46,906.19
Interest Paid                $780,389.33    $2,655.97   $730,827.17   $46,906.19
Principal Due             $10,128,885.58  $917,170.00 $8,797,188.38  $414,527.20
Principal Paid            $10,128,885.58  $917,170.00 $8,797,188.38  $414,527.20
Turbo Principal                    $0.00        $0.00         $0.00        $0.00

Ending Balance           $198,490,832.19        $0.00$187,178,811.62$11,312,020.57
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.0000000000  0.9551108892 0.9646505341

Total Distributions       $10,909,274.91  $919,825.97 $9,528,015.55  $461,433.39

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing             $542,521.09

Beginning Reserve Account Balance$16,393,606.15
(Release)/Draw              $(775,480.32)
Ending Reserve Account Balance$15,618,125.83

Memo Item - Advances:
 Servicer Advances - Current Month$26,219.55
 Total Outstanding Servicer Advances$3,067,687.11

Navistar Financial 1993-A Owner Trust
                                                                  Page 3 of 3
For the Month of July 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                March 1994   April 1994     May 1994   June 1994     July 1994
Beg. Pool Balance$264,805.727.34$252,070,132.40$240,940,855.06$229,060,297.28$217,858,900.82

A)Loss Trigger:
Principal of Contracts
  Charged off    $182,498.85 $442,856.93 $441,077.70 $410,903.84 $231,352.45
Recoveries       $241,803.22 $281,229.32 $289,693.33 $510,568.46 $511,662.50


Total Charge off
  (Months 5,4,3)$1,066,433.48
Total Recoveries
  (Months 3,2,1) 1,311,924.29
Net Loss/(Recoveries)
  for 3 Mos.   $ (245,490.81)(a)

Total Balance
  (Months 5,4,3)$757,816,714.80(b)

Loss Ratio [(a/b)(12)](0.3887)%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                           $1,118,483.23 $953,727.89 $949,378.27
  As % of Beginning
    Pool Balance                            0.46421%    0.41637%    0.43578%
  Three Month Average                       0.43440%    0.43162%    0.43879%

Trigger:
  Is Average> 2.0%        No


  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer

                                                                 EXHIBIT 20.11
Navistar Financial 1993-A Owner Trust
                                                                 Page 1 of 3
For the Month of August 1994
Distribution Date of September 15,1994
Servicer Certificate Dated September 9, 1994

Original Pool Amount                       $335,002,547.77

Beginning Pool Balance                     $208,241,677.74
Beginning Pool Factor                            0.6216122

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)      $12,034,218.19
  Interest Collected                         $1,601,627.72

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries              $440,288.11
Total Additional Deposits                      $440,288.11

Repos/Chargeoffs                               $116,266.98
Aggregate Number of Notes Charged Off                   20

Total Available Funds                       $13,669,079.33

Ending Pool Balance                        $196,498,247.26
Ending Pool Factor                               0.5865575

Servicing Fee                                  $173,534.73

Repayment of Servicer Advances                 $407,054.69

Reserve Account:
  Beginning Balance (see Memo Item)         $15,676,913.79
  Target Percentage                                  7.50%
  Target Balance                            $14,737,368.54
  Minimum Balance                            $6,700,050.96
  (Release)/Deposit                           $(939,545.25)
  Ending Balance                            $14,737,368.54


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,133,281.00         996
    31-60 days                                  148,679.00         155
    60+ days                                     23,670.00          18

    Total                                     1,305,630.00         997

  Balances:
    60+ days                                    368,635.66          18


Memo Item - Reserve Account

  Prior Month                               $15,618,125.83
  Invest. Income                                 58,787.96
    Beginning Balance                       $15,676.913.79

Navistar Financial 1993-A Owner Trust
                                                                 Page 2 of 3
For the Month of August 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$335,002,547.77$127,300,000.00$195,976,000.00$11,726,547.77
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        3.475%        4.475%       4.800%

Beginning Pool Balance   $208,241,677.74
Ending Pool Balance      $196,498,247.26

Collected Principal       $12,067,451.61
Collected Interest         $1,601,627.72
Charge-Offs                  $116,266.98
Servicing                    $173,534.73

  Total Collections Available
    for Debt Service      $13,495,544.60

Beginning Balance        $198,490,832.19        $0.00$187,178,811.62$11,312,020.57

Interest Due                 $743,269.07        $0.00   $698,020.99   $45,248.08
Interest Paid                $743,269.07        $0.00   $698,020.99   $45,248.08
Principal Due             $12,183,718.59        $0.00$11,635,451.25  $548,267.34
Principal Paid            $12,183,718.59        $0.00$11,635,451.25  $548,267.34
Turbo Principal                    $0.00        $0.00         $0.00        $0.00

Ending Balance           $186,307,113.60        $0.00$175,543,360.37$10,763,753.23
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.0000000000  0.8957390720 0.9178961655

Total Distributions       $12,926,987.66        $0.00$12,333,472.24  $593,515.42

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing             $568,556.94

Beginning Reserve Account Balance$15,676,913.79
(Release)/Draw              $(939,545.25)
Ending Reserve Account Balance$14,737,368.54

Memo Item - Advances:
 Servicer Advances - Current Month$(407,054.69)
 Total Outstanding Servicer Advances$2,660,632.42

Navistar Financial 1993-A Owner Trust
                                                                 Page 3 of 3
For the Month of August 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                April 1993    May 1994    June 1994    July 1994   August 1994
Beg. Pool Balance$252,070,132.40$240,940,855.06$229,060,297.28$217,858,900.82$208,241,677.74

A)Loss Trigger:
Principal of Contracts
  Charged off    $442,856.93 $441,077.70 $410,903.84 $231,352.45 $116,266.98
Recoveries       $281,229.32 $289,693.33 $510,568.46 $511,662.50 $440,288.11


Total Charge off
  (Months 5,4,3)$1,294,838.47
Total Recoveries
  (Months 3,2,1) 1,462,519.07
Net Loss/(Recoveries)
  for 3 Mos.    $(167,680.60)(a)

Total Balance
  (Months 5,4,3)$722,071,284.74(b)

Loss Ratio [(a/b)(12)](0.2787)%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                             $953,727.89 $949,378.27 $368,635.66
  As % of Beginning
    Pool Balance                            0.41637%    0.43578%    0.17702%
  Three Month Average                       0.43162%    0.43879%    0.34306%

Trigger:
  Is Average> 2.0%        No


  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                 EXHIBIT 20.12
Navistar Financial 1993-A Owner Trust
                                                                 Page 1 of 3
For the Month of September 1994
Distribution Date of October 17, 1994
Servicer Certificate Dated October 10, 1994

Original Pool Amount                       $335,002,547.77

Beginning Pool Balance                     $196,498,247.26
Beginning Pool Factor                            0.5865575

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $9,473,088.37
  Interest Collected                         $1,515,227.96

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries              $204,705.17
Total Additional Deposits                      $204,705.17

Repos/Chargeoffs                               $132,078.67
Aggregate Number of Notes Charged Off                   20

Total Available Funds                       $11,193,021.50

Ending Pool Balance                        $186,893,080.22
Ending Pool Factor                               0.5578855

Servicing Fee                                  $163,748.54

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $14,793,615.75
  Target Percentage                                  7.50%
  Target Balance                            $14,016,981.02
  Minimum Balance                            $6,700,050.96
  (Release)/Deposit                           $(776,634.74)
  Ending Balance                            $14,016,981.02


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,185,721.66       1,017
    31-60 days                                  122,133.47         129
    60+ days                                     24,183.76          20

    Total                                     1,332,038.89       1,017

  Balances:
    60+ days                                    272,345.53          20


Memo Item - Reserve Account

  Prior Month                               $14,737,368.54
  Invest. Income                                 56,247.21
    Beginning Balance                       $14,793,615.75

Navistar Financial 1993-A Owner Trust
                                                                 Page 2 of 3
For the Month of September 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$335,002,547.77$127,300,000.00$195,976,000.00$11,726,547.77
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        3.475%        4.475%       4.800%

Beginning Pool Balance   $196,498,247.26
Ending Pool Balance      $186,893,080.22

Collected Principal        $9,677,793.54
Collected Interest         $1,515,227.96
Charge-Offs                  $132,078.67
Servicing                    $163,748.54

  Total Collections Available
    for Debt Service      $11,029,272.96

Beginning Balance        $186,307,113.60        $0.00$175,543,360.37$10,763,753.23

Interest Due                 $697,685.46        $0.00   $654,630.45   $43,055.01
Interest Paid                $697,685.46        $0.00   $654,630.45   $43,055.01
Principal Due              $9,809,872.21        $0.00 $9,368,427.96  $441,444.25
Principal Paid             $9,809,872.21        $0.00 $9,368,427.96  $441,444.25
Turbo Principal                    $0.00        $0.00         $0.00        $0.00

Ending Balance           $176,497,241.39        $0.00$166,174,932.41$10,322,308.98
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.0000000000  0.8479351166 0.8802513054

Total Distributions       $10,507,557.67        $0.00$10,023,058.41  $484,499.26

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing             $521,715.29

Beginning Reserve Account Balance$14,793,615.75
(Release)/Draw              $(776,634.74)
Ending Reserve Account Balance$14,016,981.02

Memo Item - Advances:
 Servicer Advances - Current Month$127,355.50
 Total Outstanding Servicer Advances$2,787,987.92

Navistar Financial 1993-A Owner Trust
                                                                 Page 3 of 3
For the Month of September 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                 May 1994    June 1994     July 1994  August 1994 September 1994
Beg. Pool Balance$240,940,855.06$229,060,297.28$217,858,900.82$208,241,677.74$196,498,247.26

A)Loss Trigger:
Principal of Contracts
  Charged off    $441,077.70 $410,903.84 $231,352.45 $116,266.98 $132,078.67
Recoveries       $289,693.33 $510,568.46 $511,662.50 $440,288.11 $204,705.17


Total Charge off
  (Months 5,4,3)$1,083,333.99
Total Recoveries
  (Months 3,2,1) 1,156,655.78
Net Loss/(Recoveries)
  for 3 Mos.   $  (73,321.79)(a)

Total Balance
  (Months 5,4,3)$687,860,053.16(b)

Loss Ratio [(a/b)(12)](0.1279)%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                             $949,378.27 $368,635.66 $272,345.53
  As % of Beginning
    Pool Balance                            0.43578%    0.17702%    0.13860%
  Three Month Average                       0.43879%    0.34306%    0.25047%

Trigger:
  Is Average> 2.0%        No


  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                 EXHIBIT 20.13
Navistar Financial 1994-A Owner Trust
                                                                 Page 1 of 3
For the Month of April 1994
Distribution Date of May 16, 1994
Servicer Certificate Dated May 10, 1994

Original Pool Amount                       $280,021,471.35

Beginning Pool Balance                     $280,021,471.35
Beginning Pool Factor                            1.0000000

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $7,343,103.00
  Interest Collected                         $2,123,730.33

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries                    $0.00
Total Additional Deposits                            $0.00

Repos/Chargeoffs                                $67,054.57
Aggregate Number of Notes Charged Off                  N/A

Total Available Funds                        $9,466,833.33

Ending Pool Balance                        $272,611,313.78
Ending Pool Factor                               0.9735372

Servicing Fee                                  $233,351.23

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $18,220,374.78
  Target Percentage                                  6.50%
  Target Balance                            $17,719,735.40
  Minimum Balance                            $5,600,429.43
  (Release)/Deposit                           $(500,639.38)
  Ending Balance                            $17,719,735.40


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,300,464.00       1,137
    31-60 days                                   79,730.00          84
    60+ days                                      7,330.00           7

    Total                                     1,387,524.00       1,137

  Balances:
    60+ days                                    249,230.46           7


Memo Item - Reserve Account

  Prior Month                               $18,201,395.64
  Invest. Income                                 18,979.14
    Beginning Balance                       $18,220,374.78

Navistar Financial 1994-A Owner Trust
                                                                 Page 2 of 3
For the Month of April 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$280,021,471.35$89,606,000.00$180,614,000.00$9,801,471.35
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        4.531%        5.930%       6.260%

Beginning Pool Balance   $280,021,471.35
Ending Pool Balance      $272,611,313.78

Collected Principal        $7,343,103.00
Collected Interest         $2,123,730.33
Charge-Offs                   $67,054.57
Servicing                    $233,351.23

  Total Collections Available
    for Debt Service       $9,233,482.10

Beginning Balance        $280,021,471.35$89,606,000.00$180,614,000.00$9,801,471.35

Interest Due                 $543,479.61  $135,334.93   $357,013.67   $51,131.01
Interest Paid                $543,479.61  $135,334.93   $357,013.67   $51,131.01
Principal Due              $7,410,157.57$7,410,157.57         $0.00        $0.00
Principal Paid             $7,410,157.57$7,410,157.57         $0.00        $0.00
Turbo Principal            $1,279,844.92$1,279,844.92         $0.00        $0.00

Ending Balance           $271,331,468.86$80,915,997.51$180,614,000.00$9,801,471.35
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.9030198592  1.0000000000 1.0000000000

Total Distributions        $9,233,482.10$8,825,337.42   $357,013.67   $51,131.01

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$18,220,374.78
(Release)/Draw              $(500,639.38)
Ending Reserve Account Balance$17,719,735.40

Memo Item - Advances:
 Servicer Advances - Current Month$1,580,249.97
 Total Outstanding Servicer Advances$1,580,249.97

Navistar Financial 1994-A Owner Trust
                                                                 Page 3 of 3
For the Month of April 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                April 1994     May 1994     June 1994    July 1994   August 1994
Beg. Pool Balance$280,021,471.35

A)Loss Trigger:
Principal of Contracts
  Charged off     $67,054.57
Recoveries             $0.00


Total Charge off
  (Months 5,4,3)  $67,054.57
Total Recoveries
  (Months 3,2,1)        0.00
Net Loss/(Recoveries)
  for 3 Mos.      $67,054.57(a)

Total Balance
  (Months 5,4,3)$280,021,471.35(b)

Loss Ratio [(a/b)(12)]0.2874%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days     $249,230.46
  As % of Beginning
    Pool Balance    0.08900%
  Three Month Average0.02967%

Trigger:
  Is Average> 2.0%        No


  Navistar Financial Corporation



by:/s/A. C. HILL
      A. C. HILL
      Vice President and Controller
                                                                 EXHIBIT 20.14
Navistar Financial 1994-A Owner Trust
                                                                 Page 1 of 3
For the Month of May 1994
Distribution Date of June 15, 1994
Servicer Certificate Dated June 6, 1994

Original Pool Amount                       $280,021,471.35

Beginning Pool Balance                     $272,611,313.78
Beginning Pool Factor                            0.9735372

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $9,407,551.96
  Interest Collected                         $2,040,819.63

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries                    $0.00
Total Additional Deposits                            $0.00

Repos/Chargeoffs                                $78,864.32
Aggregate Number of Notes Charged Off                  N/A

Total Available Funds                       $11,448,371.59

Ending Pool Balance                        $263,124,897.50
Ending Pool Factor                               0.9396597

Servicing Fee                                  $227,176.09

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $17,787,403.78
  Target Percentage                                  6.50%
  Target Balance                            $17,103,118.34
  Minimum Balance                            $5,600,429.43
  (Release)/Deposit                           $(684,285.44)
  Ending Balance                            $17,103,118.34


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,337,789.00       1,186
    31-60 days                                   83,640.00          80
    60+ days                                     18,178.00          14

    Total                                     1,439,607.00       1,187

  Balances:
    60+ days                                    367,449.37          14


Memo Item - Reserve Account

  Prior Month                               $17,719,735.40
  Invest. Income                                 67,668.38
    Beginning Balance                       $17,787,403.78

Navistar Financial 1994-A Owner Trust
                                                                 Page 2 of 3
For the Month of May 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$280,021,471.35$89,606,000.00$180,614,000.00$9,801,471.35
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        4.531%        5.930%       6.260%

Beginning Pool Balance   $272,611,313.78
Ending Pool Balance      $263,124,897.50

Collected Principal        $9,407,551.96
Collected Interest         $2,040,819.63
Charge-Offs                   $78,864.32
Servicing                    $227,176.09

  Total Collections Available
    for Debt Service      $11,221,195.50

Beginning Balance        $271,331,468.86$80,915,997.51$180,614,000.00$9,801,471.35

Interest Due               $1,249,190.51  $305,525.32   $892,534.18   $51,131.01
Interest Paid              $1,249,190.51  $305,525.32   $892,534.18   $51,131.01
Principal Due              $9,486,416.28$9,486,416.28         $0.00        $0.00
Principal Paid             $9,486,416.28$9,486,416.28         $0.00        $0.00
Turbo Principal              $485,588.71  $485,588.71         $0.00        $0.00

Ending Balance           $261,359,463.87$70,943,992.52$180,614,000.00$9,801,471.35
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.7917326130   1.000000000  1.000000000

Total Distributions       $11,221,195.50$10,277,530.31  $892,534.18   $51,131.01

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$17,787,403.78
(Release)/Draw              $(684,285.44)
Ending Reserve Account Balance$17,103,118.34

Memo Item - Advances:
 Servicer Advances - Current Month$68,371.85
 Total Outstanding Servicer Advances$1,648,621.82

Navistar Financial 1994-A Owner Trust
                                                                 Page 3 of 3
For the Month of May 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                  Apr-94      May-94      Jun-94      Jul-94      Aug-94
Beg. Pool Balance$280,021,471.35$272,611,313.78

A)Loss Trigger:
Principal of Contracts
  Charged off     $67,054.57  $78,864.32
Recoveries             $0.00       $0.00


Total Charge off
  (Months 5,4,3) $145,918.89
Total Recoveries
  (Months 3,2,1)        0.00
Net Loss/(Recoveries)
  for 3 Mos.     $145,918.89(a)

Total Balance
  (Months 5,4,3)$552,632,785.13(b)

Loss Ratio [(a/b)(12)]0.3169%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days     $249,230.46 $367,449.37
  As % of Beginning
    Pool Balance    0.08900%    0.13479%
  Three Month Average0.02967%   0.07460%


Trigger:
  Is Average> 2.0%        No


  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                 EXHIBIT 20.15
Navistar Financial 1994-A Owner Trust
                                                                 Page 1 of 3
For the Month of June 1994
Distribution Date of July 15, 1994
Servicer Certificate Dated July 11, 1994

Original Pool Amount                       $280,021,471.35

Beginning Pool Balance                     $263,124,897.50
Beginning Pool Factor                            0.9396597

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $9,633,621.00
  Interest Collected                         $1,997,197.63

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries               $61,091.00
Total Additional Deposits                       $61,091.00

Repos/Chargeoffs                                $50,065.52
Aggregate Number of Notes Charged Off                    3

Total Available Funds                       $11,547,870.53

Ending Pool Balance                        $253,585,250.08
Ending Pool Factor                               0.9055922

Servicing Fee                                  $219,270.75

Repayment of Servicer Advances                 $144,039.10

Reserve Account:
  Beginning Balance (see Memo Item)         $17,161,596.08
  Target Percentage                                  6.50%
  Target Balance                            $16,483,041.26
  Minimum Balance                            $5,600,429.43
  (Release)/Deposit                           $(678,554.82)
  Ending Balance                            $16,483,041.26


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,247,038.00       1,049
    31-60 days                                   90,050.00          79
    60+ days                                      6,731.00          10

    Total                                     1,343,819.00       1,049

  Balances:
    60+ days                                    197,402.41          10


Memo Item - Reserve Account

  Prior Month                               $17,103,118.34
  Invest. Income                                 58,477.74
    Beginning Balance                       $17,161,596.08

Navistar Financial 1994-A Owner Trust
                                                                 Page 2 of 3
For the Month of June 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$280,021,471.35$89,606,000.00$180,614,000.00$9,801,471.35
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        4.531%        5.930%       6.260%

Beginning Pool Balance   $263,124,897.50
Ending Pool Balance      $253,585,250.08

Collected Principal        $9,550,672.90
Collected Interest         $1,997,197.63
Charge-Offs                   $50,065.52
Servicing                    $219,270.75

  Total Collections Available
    for Debt Service      $11,328,599.78

Beginning Balance        $261,359,463.87$70,943,992.52$180,614,000.00$9,801,471.35

Interest Due               $1,211,537.88  $267,872.69   $892,534.18   $51,131.01
Interest Paid              $1,211,537.88  $267,872.69   $892,534.18   $51,131.01
Principal Due              $9,600,738.42$9,600,738.42         $0.00        $0.00
Principal Paid             $9,600,738.42$9,600,738.42         $0.00        $0.00
Turbo Principal              $516,323.48  $516,323.48         $0.00        $0.00

Ending Balance           $251,242,401.97$60,826,930.62$180,614,000.00$9,801,471.35
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.6788265364   1.000000000  1.000000000

Total Distributions       $11,328,599.78$10,384,934.59  $892,534.18   $51,131.01

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$17,161,596.08
(Release)/Draw              $(678,554.82)
Ending Reserve Account Balance$16,483,041.26

Memo Item - Advances:
 Servicer Advances - Current Month$(144,039.10)
 Total Outstanding Servicer Advances$1,504,582.72

Navistar Financial 1994-A Owner Trust
                                                                 Page 3 of 3
For the Month of June 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                  Apr-94      May-94      Jun-94      Jul-94      Aug-94
Beg. Pool Balance$280,021,471.35$272,611,313.78$263,124,897.50

A)Loss Trigger:
Principal of Contracts
  Charged off     $67,054.57  $78,864.32  $50,065.52
Recoveries             $0.00       $0.00  $61,091.00


Total Charge off
  (Months 5,4,3) $195,984.41
Total Recoveries
  (Months 3,2,1)   61,091.00
Net Loss/(Recoveries)
  for 3 Mos.     $134,893.41(a)

Total Balance
  (Months 5,4,3)$815,757,682.63(b)

Loss Ratio [(a/b)(12)]0.1984%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days     $249,230.46 $367,449.37 $197,402.41
  As % of Beginning
    Pool Balance    0.08900%    0.13479%    0.07502%
  Three Month Average0.02967%   0.07460%    0.09961%

Trigger:
  Is Average> 2.0%        No

  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                 EXHIBIT 20.16
Navistar Financial 1994-A Owner Trust
                                                                 Page 1 of 3
For the Month of July 1994
Distribution Date of August 15, 1994
Servicer Certificate Dated August 9, 1994

Original Pool Amount                       $280,021,471.35

Beginning Pool Balance                     $253,585,250.08
Beginning Pool Factor                            0.9055922

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $7,676,808.31
  Interest Collected                         $1,916,912.90

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries               $18,910.43
Total Additional Deposits                       $18,910.43

Repos/Chargeoffs                                $89,965.32
Aggregate Number of Notes Charged Off                    4

Total Available Funds                        $9,612,631.64

Ending Pool Balance                        $245,818,476.45
Ending Pool Factor                               0.8778558

Servicing Fee                                  $211,321.04

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $16,537,707.43
  Target Percentage                                  6.50%
  Target Balance                            $15,978,200.97
  Minimum Balance                            $5,600,429.43
  (Release)/Deposit                           $(559,506.46)
  Ending Balance                            $15,978,200.97


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,177,120.00       1,050
    31-60 days                                  127,569.00         123
    60+ days                                     16,743.00          18

    Total                                     1,321,432.00       1,052

  Balances:
    60+ days                                    453,850.76          18


Memo Item - Reserve Account

  Prior Month                               $16,483,041.26
  Invest. Income                                 54,666.17
    Beginning Balance                       $16,537,707.43
Navistar Financial 1994-A Owner Trust
                                                                  Page 2 of 3
For the Month of July 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$280,021,471.35$89,606,000.00$180,614,000.00$9,801,471.35
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        4.531%        5.930%       6.260%

Beginning Pool Balance   $253,585,250.08
Ending Pool Balance      $245,818,476.45

Collected Principal        $7,695,718.74
Collected Interest         $1,916,912.90
Charge-Offs                   $89,965.32
Servicing                    $211,321.04

  Total Collections Available
    for Debt Service       $9,401,310.60

Beginning Balance        $251,242,401.97$60,826,930.62$180,614,000.00$9,801,471.35

Interest Due               $1,173,337.54  $229,672.35   $892,534.18   $51,131.01
Interest Paid              $1,173,337.54  $229,672.35   $892,534.18   $51,131.01
Principal Due              $7,785,684.06$7,785,684.06         $0.00        $0.00
Principal Paid             $7,785,684.06$7,785,684.06         $0.00        $0.00
Turbo Principal              $442,289.00  $442,289.00         $0.00        $0.00

Ending Balance           $243,014,428.91$52,598,957.56$180,614,000.00$9,801,471.35
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.5870026289   1.000000000  1.000000000

Total Distributions        $9,401,310.60$8,457,645.41   $892,534.18   $51,131.01

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$16,537,707.43
(Release)/Draw              $(559,506.46)
Ending Reserve Account Balance$15,978,200.97

Memo Item - Advances:
 Servicer Advances - Current Mo$123,582.20
 Total Outstanding Servicer Advances$1,628,164.92

Navistar Financial 1994-A Owner Trust
                                                                  Page 3 of 3
For the Month of July 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                  Apr-94      May-94      Jun-94      Jul-94      Aug-94
Beg. Pool Balance$280,021,471.35$272,611,313.78$263,124,897.50$253,585,250.08

A)Loss Trigger:
Principal of Contracts
  Charged off     $67,054.57  $78,864.32  $50,065.52  $89,965.32
Recoveries             $0.00       $0.00  $61,091.00  $18,910.43


Total Charge off
  (Months 5,4,3) $195,984.41
Total Recoveries
  (Months 3,2,1)   80,001.43
Net Loss/(Recoveries)
  for 3 Mos.     $115,982.98(a)

Total Balance
  (Months 5,4,3)$815,757,682.63(b)

Loss Ratio [(a/b)(12)]0.1706%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                 $367,449.37 $197,402.41 $453,850.76
  As % of Beginning
    Pool Balance                0.13479%    0.07502%    0.17897%
  Three Month Average           0.07460%    0.09961%    0.12959%

Trigger:
  Is Average> 2.0%        No



  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                 EXHIBIT 20.17
Navistar Financial 1994-A Owner Trust
                                                                 Page 1 of 3
For the Month of August 1994
Distribution Date of September 15, 1994
Servicer Certificate Dated September 9, 1994

Original Pool Amount                       $280,021,471.35

Beginning Pool Balance                     $245,818,476.45
Beginning Pool Factor                            0.8778558

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $7,156,087.40
  Interest Collected                         $1,836,807.29

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries               $40,465.78
Total Additional Deposits                       $40,465.78

Repos/Chargeoffs                               $241,522.18
Aggregate Number of Notes Charged Off                   12

Total Available Funds                        $8,999,676.81

Ending Pool Balance                        $238,454,550.53
Ending Pool Factor                               0.8515581

Servicing Fee                                  $204,848.73

Repayment of Servicer Advances                  $33,683.66

Reserve Account:
  Beginning Balance (see Memo Item)         $16,038,344.01
  Target Percentage                                  6.50%
  Target Balance                            $15,499,545.78
  Minimum Balance                            $5,600,429.43
  (Release)/Deposit                           $(538,798.23)
  Ending Balance                            $15,499,545.78


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,028,680.00         898
    31-60 days                                  115,740.00         108
    60+ days                                      7,575.00           8

    Total                                     1,151,995.00         898

  Balances:
    60+ days                                    262,843.43           8


Memo Item - Reserve Account

  Prior Month                               $15,978,200.97
  Invest. Income                                 60,143.04
    Beginning Balance                       $16,038,344.01

Navistar Financial 1994-A Owner Trust
                                                                 Page 2 of 3
For the Month of August 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$280,021,471.35$89,606,000.00$180,614,000.00$9,801,471.35
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        4.531%        5.930%       6.260%

Beginning Pool Balance   $245,818,476.45
Ending Pool Balance      $238,454,550.53

Collected Principal        $7,162,869.52
Collected Interest         $1,836,807.29
Charge-Offs                  $241,522.18
Servicing                    $204,848.73

  Total Collections Available
    for Debt Service       $8,794,828.08

Beginning Balance        $243,014,428.91$52,598,957.56$180,614,000.00$9,801,471.35

Interest Due               $1,142,270.09  $198,604.90   $892,534.18   $51,131.01
Interest Paid              $1,142,270.09  $198,604.90   $892,534.18   $51,131.01
Principal Due              $7,404,391.70$7,404,391.70         $0.00        $0.00
Principal Paid             $7,404,391.70$7,404,391.70         $0.00        $0.00
Turbo Principal              $248,166.29  $248,166.29         $0.00        $0.00

Ending Balance           $235,361,870.92$44,946,399.57$180,614,000.00$9,801,471.35
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.5016003345   1.000000000  1.000000000

Total Distributions        $8,794,828.08$7,851,162.89   $892,534.18   $51,131.01

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$16,038,344.01
(Release)/Draw              $(538,798.23)
Ending Reserve Account Balance$15,499,545.78

Memo Item - Advances:
 Servicer Advances - Current Month$(33,683.66)
 Total Outstanding Servicer Advances$1,594,481.26

Navistar Financial 1994-A Owner Trust
                                                                  Page 3 of 3
For the Month of August 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                  Apr-94      May-94     Jun-94       Jul-94      Aug-94
Beg. Pool Balance$280,021,471.35$272,611,313.78$263,124,897.50$253,585,250.08$245,818,476.45

A)Loss Trigger:
Principal of Contracts
  Charged off     $67,054.57  $78,864.32  $50,065.52  $89,965.32 $241,522.18
Recoveries             $0.00       $0.00  $61,091.00  $18,910.43  $40,465.78


Total Charge off
  (Months 5,4,3) $195,984.41
Total Recoveries
  (Months 3,2,1)  120,467.21
Net Loss/(Recoveries)
  for 3 Mos.      $75,517.20(a)

Total Balance
  (Months 5,4,3)$815,757,682.63(b)

Loss Ratio [(a/b)(12)]0.1111%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                             $197,402.41 $453,850.76 $262,843.43
  As % of Beginning
    Pool Balance                            0.07502%    0.17897%    0.10693%
  Three Month Average                       0.09961%    0.12959%    0.12031%

Trigger:
  Is Average> 2.0%        No

  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                 EXHIBIT 20.18
Navistar Financial 1994-A Owner Trust
                                                                 Page 1 of 3
For the Month of September 1994
Distribution Date of October 17, 1994
Servicer Certificate Dated October 10, 1994

Original Pool Amount                       $280,021,471.35

Beginning Pool Balance                     $238,454,550.53
Beginning Pool Factor                            0.8515581

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $7,469,800.16
  Interest Collected                         $1,794,513.41

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries              $265,226.99
Total Additional Deposits                      $265,226.99

Repos/Chargeoffs                               $252,895.29
Aggregate Number of Notes Charged Off                   20

Total Available Funds                        $9,529,540.56

Ending Pool Balance                        $230,731,855.08
Ending Pool Factor                               0.8239792

Servicing Fee                                  $198,712.13

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $15,558,701.35
  Target Percentage                                  6.50%
  Target Balance                            $14,997,570.58
  Minimum Balance                            $5,600,429.43
  (Release)/Deposit                           $(561,130.77)
  Ending Balance                            $14,997,570.58


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,033,790.43         892
    31-60 days                                   97,279.59          95
    60+ days                                     24,585.62          24

    Total                                     1,155,655.64         901

  Balances:
    60+ days                                    897,805.89          24


Memo Item - Reserve Account

  Prior Month                               $15,499,545.78
  Invest. Income                                 59,155.57
    Beginning Balance                       $15,558,701.35

Navistar Financial 1994-A Owner Trust
                                                                  Page 2 of 3
For the Month of September 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$280,021,471.35$89,606,000.00$180,614,000.00$9,801,471.35
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        4.531%        5.930%       6.260%

Beginning Pool Balance   $238,454,550.53
Ending Pool Balance      $230,731,855.08

Collected Principal        $7,735,027.15
Collected Interest         $1,794,513.41
Charge-Offs                  $252,895.29
Servicing                    $198,712.13

  Total Collections Available
    for Debt Service       $9,330,828.43

Beginning Balance        $235,361,870.92$44,946,399.57$180,614,000.00$9,801,471.35

Interest Due               $1,113,375.30  $169,710.11   $892,534.18   $51,131.01
Interest Paid              $1,113,375.30  $169,710.11   $892,534.18   $51,131.01
Principal Due              $7,987,922.44$7,987,922.44        $(0.00)      $(0.00)
Principal Paid             $7,987,922.44$7,987,922.44         $0.00        $0.00
Turbo Principal              $229,530.69  $229,530.69         $0.00        $0.00

Ending Balance           $227,144,417.79$36,728,946.44$180,614,000.00$9,801.471.35
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.4098938289   1.000000000  1.000000000

Total Distributions        $9,330,828.43$8,387,163.24   $892,534.18   $51,131.01

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall               $(0.00)       $0.00        $(0.00)      $(0.00)
 Total Shortfall (required from Reserve)$(0.00) $0.00        $(0.00)      $(0.00)

Excess Servicing                   $0.00

Beginning Reserve Account Balance$15,558,701.35
(Release)/Draw              $(561,130.77)
Ending Reserve Account Balance$14,997,570.58

Memo Item - Advances:
 Servicer Advances - Current Month$219,996.94
 Total Outstanding Servicer Advances$1,645,041.20

Navistar Financial 1994-A Owner Trust
                                                                  Page 3 of 3
For the Month of September 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                    May-94     Jun-94     Jul-94      Aug-94      Sep-94
Beg. Pool Balance$272,611,313.78$263,124,897.50$253,585,250.08$245,818,476.45$238,454,550.53

A)Loss Trigger:
Principal of Contracts
  Charged off     $78,864.32  $50,065.52  $89,965.32 $241,522.18 $252,895.29
Recoveries             $0.00  $61,091.00  $18,910.43  $40,465.78 $265,226.99


Total Charge off
  (Months 5,4,3) $218,895.16
Total Recoveries
  (Months 3,2,1)  324,603.20
Net Loss/(Recoveries)
  for 3 Mos.   $(105,708.04)(a)

Total Balance
  (Months 5,4,3)$789,321,461.36(b)

Loss Ratio [(a/b)(12)](0.1607)%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                 $453,850.76 $262,843.43 $897,805.89
  As % of Beginning
    Pool Balance                0.17897%    0.10693%    0.37651%
  Three Month Average           0.12959%    0.12031%    0.22080%

Trigger:
  Is Average> 2.0%        No

  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                  EXHIBIT 20.19
Navistar Financial 1994-B Owner Trust
                                                                  Page 1 of 3
For the Month of July 1994
Distribution Date of August 15, 1994
Servicer Certificate Dated August 9, 1994

Original Pool Amount                       $215,029,773.64

Beginning Pool Balance                     $215,029,773.64
Beginning Pool Factor                            1.0000000

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $6,033,634.20
  Interest Collected                         $1,683,065.34

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries                    $0.00
Total Additional Deposits                            $0.00

Repos/Chargeoffs                                $29,668.94
Aggregate Number of Notes Charged Off                    0

Total Available Funds                        $7,716,699.54

Ending Pool Balance                        $208,966,470.50
Ending Pool Factor                               0.9718025

Servicing Fee                                  $179,191.48

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $13,991,450.45
  Target Percentage                                  6.50%
  Target Balance                            $13,582,820.58
  Minimum Balance                            $4,300,595.47
  (Release)/Deposit                           $(408,629.87)
  Ending Balance                            $13,582,820.58


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                  828,957.00         712
    31-60 days                                   32,823.00          36
    60+ days                                      2,258.00           4

    Total                                       864,038.00         712

  Balances:
    60+ days                                     72,067.38           4


Memo Item - Reserve Account

  Prior Month                               $13,976,935.29
  Invest. Income                                 14,515.16
    Beginning Balance                       $13,991,450.45

Navistar Financial 1994-B Owner Trust
                                                                 Page 2 of 3
For the Month of July 1994

                              TOTAL         NOTES     CERTIFICATES
Original Pool Amount Dist.:$215,029,773.64$207,503,000.00$7,526,773.64
 Distribution Percentages                      96.50%         3.50%
 Coupon                                        6.400%        6.625%

Beginning Pool Balance   $215,029,773.64
Ending Pool Balance      $208,966,470.50

Collected Principal        $6,033,634.20
Collected Interest         $1,683,065.34
Charge-Offs                   $29,668.94
Servicing                    $179,191.48

  Total Collections Available
    for Debt Service       $7,537,508.06

Beginning Balance        $215,029,773.64$207,503,000.00$7,526,773.64

Interest Due                 $459,294.70  $442,673.07    $16,621.63
Interest Paid                $459,294.70  $442,673.07    $16,621.63
Principal Due              $6,063,303.14$5,851,087.53   $212,215.61
Principal Paid             $6,063,303.14$5,851,087.53   $212,215.61

Ending Balance           $208,966,470.50$201,651,912.47$7,314,558.03
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.9718023955  0.9718052355

Total Distributions        $6,522,597.84$6,293,760.60   $228,837.24

Interest Shortfall                 $0.00        $0.00         $0.00
Principal Shortfall                $0.00        $0.00         $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00

Excess Servicing           $1,014,910.22

Beginning Reserve Account Balance$13,991,450.45
(Release)/Draw              $(408,629.87)
Ending Reserve Account Balance$13,582,820.58

Memo Item - Advances:
 Servicer Advances - Current Month$1,055,743.83
 Total Outstanding Servicer Advances$1,055,743.83

Navistar Financial 1994-B Owner Trust
                                                                 Page 3 of 3
For the Month of July 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                  Jul-94      Aug-94      Sep-94      Oct-94      Nov-94
Beg. Pool Balance$215,029,773.64

A)Loss Trigger:
Principal of Contracts
  Charged off     $29,668.94
Recoveries             $0.00


Total Charge off
  (Months 5,4,3)  $29,668.94
Total Recoveries
  (Months 3,2,1)        0.00
Net Loss/(Recoveries)
  for 3 Mos.      $29,668.94(a)

Total Balance
  (Months 5,4,3)$215,029,773.64(b)

Loss Ratio [(a/b)(12)]0.1656%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days      $72,067.38
  As % of Beginning
    Pool Balance    0.03352%
  Three Month Average0.01117%

Trigger:
  Is Average> 2.0%        No

  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                 EXHIBIT 20.20
Navistar Financial 1994-B Owner Trust
                                                                 Page 1 of 3
For the Month of August 1994
Distribution Date of September 15, 1994
Servicer Certificate Dated September 9, 1994

Original Pool Amount                       $215,029,773.64

Beginning Pool Balance                     $208,966,470.50
Beginning Pool Factor                            0.9718025

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $5,696,733.96
  Interest Collected                         $1,630,311.52

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries                $9,735.95
Total Additional Deposits                        $9,735.95

Repos/Chargeoffs                                $30,458.71
Aggregate Number of Notes Charged Off                    3

Total Available Funds                        $7,214,433.02

Ending Pool Balance                        $203,361,626.24
Ending Pool Factor                               0.9457371

Servicing Fee                                  $174,138.73

Repayment of Servicer Advances                 $122,348.41

Reserve Account:
  Beginning Balance (see Memo Item)         $13,633,944.80
  Target Percentage                                  6.50%
  Target Balance                            $13,218,505.71
  Minimum Balance                            $4,300,595.47
  (Release)/Deposit                           $(415,439.09)
  Ending Balance                            $13,218,505.71


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                  651,806.00         582
    31-60 days                                   51,475.00          50
    60+ days                                      1,141.00           1

    Total                                       704,422.00         582

  Balances:
    60+ days                                     35,365.73           1


Memo Item - Reserve Account

  Prior Month                               $13,582,820.58
  Invest. Income                                 51,124.22
    Beginning Balance                       $13,633,944.80

Navistar Financial 1994-B Owner Trust
                                                                 Page 2 of 3
For the Month of August 1994

                              TOTAL         NOTES     CERTIFICATES
Original Pool Amount Dist.:$215,029.773.64$207,503,000.00$7,526,773.64
 Distribution Percentages                      96.50%         3.50%
 Coupon                                        6.400%        6.625%

Beginning Pool Balance   $208,966,470.50
Ending Pool Balance      $203,361,626.24

Collected Principal        $5,584,121.50
Collected Interest         $1,630,311.52
Charge-Offs                   $30,458.71
Servicing                    $174,138.73

  Total Collections Available
    for Debt Service       $7,040,294.29

Beginning Balance        $208,966,470.50$201,651,912.47$7,314,558.03

Interest Due               $1,115,859.33$1,075,476.87    $40,382.46
Interest Paid              $1,115,859.33$1,075,476.87    $40,382.46
Principal Due              $5,614,580.21$5,418,069.90   $196,510.31
Principal Paid             $5,614,580.21$5,418,069.90   $196,510.31

Ending Balance           $203,351,890.29$196,233,842.57$7,118,047.72
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.9456915927  0.9456970627

Total Distributions        $6,730,439.54$6,493,546.77   $236,892.77

Interest Shortfall                 $0.00        $0.00         $0.00
Principal Shortfall                $0.00        $0.00         $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00

Excess Servicing             $309,854.76

Beginning Reserve Account Balance$13,633,944.80
(Release)/Draw              $(415,439.09)
Ending Reserve Account Balance$13,218,505.71

Memo Item - Advances:
 Servicer Advances - Current Month$(122,348.41)
 Total Outstanding Servicer Advances$933,395.42

Navistar Financial 1994-B Owner Trust
                                                                 Page 3 of 3
For the Month of August 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                  Jul-94      Aug-94      Sep-94      Oct-94      Nov-94
Beg. Pool Balance$215,029,773.64$208,966,470.50

A)Loss Trigger:
Principal of Contracts
  Charged off     $29,668.94  $30,458.71
Recoveries             $0.00   $9,735.95


Total Charge off
  (Months 5,4,3)  $60,127.65
Total Recoveries
  (Months 3,2,1)        0.00
Net Loss/(Recoveries)
  for 3 Mos.      $60,127.65(a)

Total Balance
  (Months 5,4,3)$423,996,244.14(b)

Loss Ratio [(a/b)(12)]0.1702%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days      $72,067.38  $35,365.73
  As % of Beginning
    Pool Balance    0.03352%    0.01692%
  Three Month Average0.01117%   0.01681%

Trigger:
  Is Average> 2.0%        No



  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                 EXHIBIT 20.21
Navistar Financial 1994-B Owner Trust
                                                                 Page 1 of 3
For the Month of September 1994
Distribution Date of October 17, 1994
Servicer Certificate Dated October 10, 1994

Original Pool Amount                       $215,029,773.64

Beginning Pool Balance                     $203,361,626.24
Beginning Pool Factor                            0.9457371

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $5,183,519.18
  Interest Collected                         $1,599,700.33

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries               $15,441.03
Total Additional Deposits                       $15,441.03

Repos/Chargeoffs                               $102,483.43
Aggregate Number of Notes Charged Off                    8

Total Available Funds                        $6,798,660.54

Ending Pool Balance                        $198,075,623.63
Ending Pool Factor                               0.9211544

Servicing Fee                                  $169,468.02

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $13,268,955.30
  Target Percentage                                  6.50%
  Target Balance                            $12,874,915.54
  Minimum Balance                            $4,300,595.47
  (Release)/Deposit                           $(394,039.76)
  Ending Balance                            $12,874,915.54


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                  749,356.17         644
    31-60 days                                   55,993.08          53
    60+ days                                     12,617.00          12

    Total                                       817,966.25         651

  Balances:
    60+ days                                    582,599.69          12


Memo Item - Reserve Account

  Prior Month                               $13,218,505.71
  Invest. Income                                 50,449.59
    Beginning Balance                       $13,268,955.30

Navistar Financial 1994-B Owner Trust
                                                                 Page 2 of 3
For the Month of September 1994

                              TOTAL         NOTES     CERTIFICATES
Original Pool Amount Dist.:$215,029,773.64$207,503,000.00$7,526,773.64
 Distribution Percentages                      96.50%         3.50%
 Coupon                                        6.400%        6.625%

Beginning Pool Balance   $203,361,626.24
Ending Pool Balance      $198,075,623.63

Collected Principal        $5,198,960.21
Collected Interest         $1,599,700.33
Charge-Offs                  $102,483.43
Servicing                    $169,468.02

  Total Collections Available
    for Debt Service       $6,629,192.52

Beginning Balance        $203,351,890.29$196,233,842.57$7,118,047.72

Interest Due               $1,085,878.05$1,046,580.49    $39,297.56
Interest Paid              $1,085,878.05$1,046,580.49    $39,297.56
Principal Due              $5,301,443.64$5,115,893.11   $185,550.53
Principal Paid             $5,301,443.64$5,115,893.11   $185,550.53

Ending Balance           $198,050,446.65$191,117,949.46$6,932,497.19
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.9210370426  0.9210449954

Total Distributions        $6,387,321.69$6,162,473.60   $224,848.09

Interest Shortfall                 $0.00        $0.00         $0.00
Principal Shortfall                $0.00        $0.00         $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00

Excess Servicing             $241,870.83

Beginning Reserve Account Balance$13,268,955.30
(Release)/Draw              $(394,039.76)
Ending Reserve Account Balance$12,874,915.54

Memo Item - Advances:
 Servicer Advances - Current Month$181,563.41
 Total Outstanding Servicer Advances$1,114,958.83

Navistar Financial 1994-B Owner Trust
                                                                 Page 3 of 3
For the Month of September 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                  Jul-94      Aug-94      Sep-94      Oct-94      Nov-94
Beg. Pool Balance$215,029,773.64$208,966,470.50$203,361,626.24

A)Loss Trigger:
Principal of Contracts
  Charged off     $29,668.94  $30,458.71 $102,483.43
Recoveries             $0.00   $9,735.95  $15,441.03


Total Charge off
  (Months 5,4,3) $162,611.08
Total Recoveries
  (Months 3,2,1)   15,441.03
Net Loss/(Recoveries)
  for 3 Mos.     $147,170.05(a)

Total Balance
  (Months 5,4,3)$627,357,870.38(b)

Loss Ratio [(a/b)(12)]0.2815%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days      $72,067.38  $35,365.73 $582,599.69
  As % of Beginning
    Pool Balance    0.03352%    0.01692%    0.28648%
  Three Month Average0.01117%   0.01681%    0.11231%

Trigger:
  Is Average> 2.0%        No


  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer